                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  July 31, 1997


                                  EQUIFAX INC.
             (Exact name of registrant as specified in its charter)



           GEORGIA                    1-6605              58-0401110
   (State or other juris-         (Commission          (I.R.S. Employer
   diction of incorporation)      File Number)        Identification No.)



                          1600 PEACHTREE STREET, N.W.
                            ATLANTA, GEORGIA  30309
                    (Address of principal executive offices)


                                 (404) 885-8000
              (Registrant's telephone number, including area code)



                                  Page 1 of 12
                            Exhibit Index on Page 4

Item 5.   Other Events
------    ------------

          Equifax Inc. ("Equifax") will spin off its Insurance Services Group on August 7, 1997, through a special dividend of all outstanding shares of common stock of ChoicePoint Inc. ("ChoicePoint"), a wholly-owned subsidiary, to Equifax shareholders of record on July 24, 1997. Equifax shareholders will receive one share of ChoicePoint common stock for every ten shares of Equifax common stock held and will receive a cash payment in lieu of ChoicePoint fractional shares.

          The two companies will be separated for accounting purposes on July 31, 1997, but the spinoff will occur upon the distribution of the ChoicePoint common stock on August 7, 1997, when ChoicePoint will become an independent company. Shares of ChoicePoint common stock which have been traded on a "when issued" basis on the New York Stock Exchange since July 25, 1997, under the symbol "CPS wi" will begin trading on August 8, 1997, on the New York Stock Exchange under the symbol "CPS." Equifax common stock will continue to be traded on the New York Stock Exchange under the symbol "EFX."

          The current Equifax board Chairman, C. B. Rogers, Jr., will serve as Chairman of the Board of ChoicePoint for a transitional period after the spinoff. In addition to Mr. Rogers, four of the other seven persons comprising the ChoicePoint Board of Directors currently serve or have served on the Equifax Board of Directors. Three of these persons (Ron D. Barbaro, Tinsley H. Irvin and Derek V. Smith) have resigned from the Equifax Board leaving two common Board members (C.
          B. Rogers, Jr. and D. W. McGlaughlin) for a transitional period.

          Attached hereto as Exhibit 99 are pro forma consolidated financial data and restated historical consolidated statements of income of Equifax Inc. which include:

          (i) Unaudited pro forma consolidated statements of income for the quarter ended March 31, 1997 and the year ended December 31, 1996

          (ii)  Unaudited pro forma consolidated balance sheet as of March 31,
                1997

          (iii) Notes to unaudited pro forma consolidated financial data

          (iv) Unaudited restated historical consolidated statements of income for the years ended December 31, 1996, 1995, 1994, 1993 and 1992, and for each of the three month periods ended March 31, 1997, March 31, 1996, June 30, 1996, September 30, 1996, and
                December 31, 1996.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                  EQUIFAX INC.
                                  (Registrant)


Date:  August 1, 1997             By:/s/ D.W. McGlaughlin
                                     ------------------------------
                                     D. W. McGlaughlin
                                     President and Chief
                                     Executive Officer

                                 EXHIBIT INDEX



 Index Number               Description of Exhibit               Page Number
 ------------               ----------------------               -----------

     99(a)      Unaudited pro forma consolidated statements of
                income for the quarter ended March 31, 1997 and       6
                the year ended December 31, 1996

     99(b)      Unaudited pro forma consolidated balance sheet        8
                as of March 31, 1997

     99(c)      Notes to pro forma consolidated financial data        9
                (unaudited)


     99(d)      Restated historical consolidated statements of
                income for the years ended December 31, 1996,        10
                1995, 1994, 1993 and 1992, and for each of the
                three month periods ended March, 31, 1997;
                March 31, 1996; June 30, 1996; September 30,
                1996; and December 31, 1996.
